SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 28, 1997



                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                    33-86166                     52-1887105
(State of Organization)       (Commission File No.)          (IRS Employer
                                                          Identification Number)

                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On October 28, 1997, the Company issued a press release announcing that, effective immediately, the Company's Common Stock, would continue to be listed on the Nasdaq SmallCap Market via an exception from the bid price and capital and surplus requirements of the Nasdaq SmallCap market. The Nasdaq listing Qualifications Panel granted the Company a temporary exception from these standards subject to the Company's meeting certain conditions.



Item 7. Financial Statements and Exhibits

(C)  Exhibits

    The following exhibit is filed as part of this Current Report on Form 8-K:

EX-2.2            Exhibit

                  (1) Press Release dated October 28, 1997.

                                   SIGNATURES



                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Red Hot Concepts, Inc.



                                      By:/s/ Colin Halpern
                                         Colin Halpern
                                         President

                                      Date:  October 28, 1997

                                    EXHIBITS



Exhibit Number and Description

EX-2.2            Exhibit

                  (1) Press Release dated October 28, 1997.